UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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HIGHWATER ETHANOL, LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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P.O. Box 96
24500 US Highway 14
Lamberton, MN 56152

NOTICE OF 2013 ANNUAL MEETING OF MEMBERS
To be Held Friday, March 1, 2013

To our members:

The 2013 annual meeting of members (the “2013 Annual Meeting”) of Highwater Ethanol, LLC (the “Company”) will be held on Friday, March 1, 2013, at the American Legion, 106 1st Avenue West, Lamberton, MN 56152. Registration for the meeting will start at 8:30 a.m. The 2013 Annual Meeting will commence at approximately 9:30 a.m. The Board of Governors encourages you to attend the meeting.

The purposes of the meeting are to: (1) Elect three (3) governors to the Board; (2) Provide an advisory vote on the Company's executive compensation called a "Say-on-Pay"; (3) Provide an advisory vote on how frequently to hold the Say-on-Pay vote; and (4) Transact such other business as may properly come before the 2013 Annual Meeting or any adjournments thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice. If you have any questions regarding the information in the proxy statement or regarding completion of the enclosed proxy card, please call the Company at (507) 752-6160.

Only members listed on the Company's records at the close of business on January 17, 2013 are entitled to notice of the 2013 Annual Meeting and to vote at the 2013 Annual Meeting and any adjournments thereof. The proxy statement and proxy card are also available at www.highwaterethanol.com. To be certain that your membership units will be represented at the 2013 Annual Meeting, please return your proxy card by 5:00 p.m. on Wednesday, February 27, 2013. However, proxy cards may still be accepted by the Company at any time prior to the polls officially closing.

All members are cordially invited to attend the 2013 Annual Meeting in person. However, to assure the presence of a quorum, the Board of Governors requests that you promptly sign, date and return the enclosed proxy card, which is solicited by the Board of Governors, whether or not you plan to attend the meeting. Proxy cards are available on the Company's website at http://www.highwaterethanol.com and may be printed by the members. No personal information is required to print a proxy card. If you wish to revoke your proxy card, you may do so by voting in person at the 2013 Annual Meeting or by giving notice to our CEO Brian Kletscher or our CFO Lucas Schneider, prior to, or at the commencement of the meeting. You may fax your completed proxy card to the Company at (507) 752-6162 or mail it to the Company at P.O. Box 96, 24500 US Highway 14, Lamberton, MN 56152. If you need directions to the meeting, please contact the Company using the information listed above.

By order of the Board of Governors,

/s/ David Moldan
Chairman of the Board
Lamberton, MN
February 4, 2013

Highwater Ethanol, LLC
P.O. Box 96
24500 US Highway 14
Lamberton, Minnesota 56152

Proxy Statement
Annual Meeting of Members
Friday, March 1, 2013

This proxy solicitation is being made by Highwater Ethanol, LLC (the "Company" or "Highwater"). The proxy statement and proxy card were prepared by the board of governors of the Company (the "Board") for use at the 2013 annual meeting of members to be held on Friday, March 1, 2013 (the "2013 Annual Meeting"), and any adjournment thereof. The 2013 Annual Meeting will be held at the American Legion, 106 1st Avenue West, Lamberton, MN 56152. Registration for the meeting will begin at 8:30 a.m. The 2013 Annual Meeting will commence at approximately 9:30 a.m. This solicitation is being made by mail, however the Company may also use its officers, governors, and employees (without providing them with additional compensation) to solicit proxies from members in person or by telephone, facsimile or letter. Distribution of this proxy statement and the proxy card is scheduled to begin on or about February 4, 2013.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:    Why did I receive this proxy statement?

A:
The Board is soliciting your proxy to vote at the 2013 Annual Meeting and any adjournments thereof because you were a member of the Company at the close of business on January 17, 2013, the record date, and are entitled to vote at the meeting.

Q:	When and where is the 2013 Annual Meeting?

A:
The 2013 Annual Meeting will be held at the American Legion, 106 1st Avenue West, Lamberton, MN 56152 on Friday, March 1, 2013. Registration for the meeting will begin at 8:30 a.m. The 2013 Annual Meeting will commence at approximately 9:30 a.m.

Q:	What am I voting on?

A:
You are voting on the election of three governors to our Board. You are also providing an advisory vote called a Say-on-Pay vote related to the Company's executive compensation arrangements and a second advisory vote on how frequently you would like the Company to present the Say-on-Pay vote to the members.

Q:	How many votes do I have?

A:	Members are entitled to one vote for each membership unit that they owned of record as of the close of business on January 17, 2013.

Q:    What is the Say-on-Pay Vote?

A:
The Say-on-Pay vote is an advisory vote by the Company's members whereby the member can either endorse or not endorse the Company's system of compensating its executive officers. While the Say-on-Pay vote is not binding on the Board, the Board intends to take the vote into consideration in making future compensation awards to the Company's executive officers. The Company may also use the Say-on-Pay vote to engage our members in a discussion regarding the Company's system of compensating its executive officers.

Q:	What is the advisory vote on how frequently the Company will present the Say-on-Pay vote to members?

A:
In addition to the Say-on-Pay vote discussed above, the Company is presenting the members the opportunity to provide input on how often the Company should hold the Say-on-Pay vote. The members can choose whether they would like the Company to have the Say-on-Pay vote every year, every two years or every three years. While this vote is not binding on the Board, the Board intends to use the results of this vote to determine how frequently to present the Say-on-Pay vote at the Company's annual meetings.

Q:	What is the voting requirement to elect the governors and what is the effect of a withhold/abstention?

A:
In the election of governors to our Board, the three nominees receiving the greatest number of votes relative to the votes cast for their competitors will be elected, regardless of whether any individual nominee receives votes from a majority of the quorum. Members do not have cumulative voting rights. Because governors are elected by plurality vote, a properly executed ballot marked ABSTAIN/WITHHOLD with respect to a nominee will not count FOR or AGAINST the nominee. Withheld/abstentions will be included when counting units to determine whether a sufficient number of the voting membership units are represented to establish a quorum.

Q:	What is the voting requirement for the Say-on-Pay vote and what is the effect of an abstention?

A:
The advisory vote on executive compensation called the Say-on-Pay vote will be approved if the votes cast FOR the proposal exceed the votes cast AGAINST the proposal. A properly executed ballot marked ABSTAIN with respect to the proposal will not count FOR or AGAINST the proposal. Abstentions with respect to this proposal are counted for purposes of establishing a quorum.

Q:	What is the voting requirement for the advisory vote on how frequently to present the Say-on-Pay vote and what is the effect of an abstention?

A:
The advisory vote on how frequently to present the Say-on-Pay vote to the members is a plurality vote, which means that the alternative that receives the greatest number of votes, compared to the votes cast for the other alternatives, will be the vote of the members. This advisory vote is not binding on the Board. However, the Board intends to use the results of this vote to determine how frequently to present the Say-on-Pay vote at the Company's annual meetings. A properly executed ballot marked ABSTAIN with respect to this proposal will not count FOR or AGAINST any alternative. Abstentions with respect to this proposal are counted for purposes of establishing a quorum.

Q:	How many membership units are outstanding?

A:	On January 17, 2013, the record date, there were 4,953 outstanding membership units.

Q:	What constitutes a quorum?

A:
The presence in person or by proxy of members holding 30% of the total outstanding membership units, or 1,486 membership units, constitutes a quorum. If you submit a properly executed proxy or appear in person at the 2013 Annual Meeting, then your units will be counted as part of the quorum.

Q:	How do I vote?

A:
Membership units can be voted only if the holder of record is present at the 2013 Annual Meeting and any adjournments thereof either in person or by proxy. You may vote using either of the following methods:

•
Proxy Card. The enclosed proxy card is a means by which a member may authorize the voting of his, her, or its membership units at the 2013 Annual Meeting. The membership units represented by each properly executed card will be voted at the 2013 Annual Meeting and any adjournments thereof in accordance with the member's directions. The Company urges you to specify your choices by marking the appropriate boxes on your enclosed proxy card. After you have marked your choices, please sign and date the enclosed proxy card and return it in the enclosed envelope or by fax to the Company at (507) 752-6162. To be certain that your membership units will be represented at the 2013 Annual Meeting, please return your proxy card by 5:00 p.m. on Wednesday, February 27, 2013. However, proxy cards may still be accepted by the Company at any time prior to the polls officially closing. If you do not mark any choices on the proxy card for Proposal One, then the proxies will vote your units FOR the incumbent governors Scott Brittenham, Russell Derickson and Ronald Jorgenson. If you do not mark any choices for Proposal Two-Say-on-Pay or Proposal Three-Frequency of Say-On-Pay Vote, then the proxies will vote your units FOR Proposal Two and FOR Every Three Years for Proposal Three.

•	In person at the 2013 Annual Meeting. All members may vote in person at the 2013 Annual Meeting.

If membership units are owned jointly by more than one person, both persons must sign the proxy card or attend the 2013 Annual Meeting in order for the units to be counted.

Q:	Do I have dissenters' rights, appraisal rights or similar rights?

A:	Pursuant to Section 6.19 of the Company's Member Control Agreement, members have no dissenters' rights, appraisal rights or any similar rights.

Q:    What can I do if I change my mind after I return my proxy?

A:    You may revoke your proxy by:

•	Voting in person at the 2013 Annual Meeting;

•	Giving personal or written notice of the revocation to Brian Kletscher, CEO, at the Company's offices at P.O. Box 96, 24500 US Highway 14, Lamberton, MN 56152 prior to the 2013 Annual Meeting; or

•	Giving personal or written notice of the revocation to Brian Kletscher, CEO, at the commencement of the 2013 Annual Meeting.

Q:    What happens if I mark too few or too many boxes on the proxy card?

A:
If you do not mark any choices on the proxy card for Proposal One, then the proxies will vote your units FOR the incumbent governors Scott Brittenham, Russell Derickson and Ronald Jorgenson. If you do not mark any choices for Proposal Two-Say-on-Pay or Proposal Three-Frequency of Say-On-Pay Vote, then the proxies will vote your units FOR Proposal Two and FOR Every Three Years for Proposal Three. You may wish to vote for only one or two of the governor nominees. In this case, your vote will only be counted for the governor nominee you have selected. If you mark contradicting choices on the proxy card for a nominee or with regard to a proposal, your votes will not be counted with respect to the governor nominee or the proposal for which you marked contradicting choices.

Each fully executed proxy card will be counted for purposes of determining whether a quorum is present at the 2013 Annual Meeting.

Q:    Who can attend the 2013 Annual Meeting?

A:	All members of the Company as of the close of business on the record date may attend the 2013 Annual Meeting and any adjournments thereof.

Q:	What is the record date for the 2013 Annual Meeting?

A:	The record date for the 2013 Annual Meeting is January 17, 2013.

Q:	Who will count the vote?

A:	All votes will be tabulated by a qualified individual or firm appointed by the Company. That individual will separately tabulate votes and abstentions.

Q:	How do I nominate a candidate for election as a governor to the Board for the 2014 annual meeting?

A:	Three governor positions will stand for election at the 2014 annual meeting. Nominations for governor positions are made by a nominating committee appointed by the Board.

In addition, a member may nominate a candidate for governor by following the procedures explained in Section 5.3(b) of the Member Control Agreement. Section 5.3(b) of the Member Control Agreement requires that written notice of a member's intent to nominate an individual for governor must be given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not less than 45 calendar days nor more than 90 calendar days prior to the annual meeting of the Company at which such elections are to be held.

Each notice must include: (i) the name and address of the member who is making the nomination; (ii) a representation that the member is a holder of units entitled to vote at such meeting and the member intends to appear in person or by proxy at the meeting to nominate the person specified in the notice; (iii) the name, age, address and principal occupation or employment of each nominee; (iv) a description of all arrangements or understandings between the member and each nominee; (v) any other information regarding the nominee as would be required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission; and (vi) the consent of the nominee to serve as a governor of the Company if so elected.

Q:	What is a member proposal?

A:
A member proposal is your recommendation or requirement that the Company and/or the Board take action, which you intend to present at a meeting of the Company's members. Your proposal should state as clearly as possible the course of action that you believe the Company should follow. If your proposal is included in the Company's proxy statement, then the Company must also provide the means for members to vote on the matter via the proxy card. The deadlines and procedures for submitting member proposals are explained in the following question and answer. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Q:	When are member proposals due for the 2014 annual meeting?

A:
In order to be considered for inclusion in the Company's 2014 annual meeting proxy statement, member proposals must be submitted in writing to the Company by October 7, 2013 (approximately 120 days prior to the one year anniversary of the date of the mailing of the prior year's annual meeting proxy statement). The Company suggests that proposals for the 2014 annual meeting of the members be submitted by certified mail-return receipt requested.

Members who intend to present a proposal at the 2014 annual meeting of members without including such proposal in the Company's proxy statement must provide the Company notice of such proposal no later than December 20, 2013 (approximately 45 days prior to the one year anniversary of the date of the mailing of the prior year's annual meeting proxy statement). The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

If the Company does not receive notice of a member proposal intended to be submitted to the 2014 annual meeting by December 20, 2013, the persons named on the proxy card accompanying the notice of meeting may vote on any such proposal in their discretion, provided the Company has included in its proxy statement an explanation of its intention with respect to voting on the proposal.

Q:	Who is paying for this proxy solicitation?

A:
The entire cost of this proxy solicitation will be borne by the Company. The cost will include the cost of supplying necessary additional copies of the solicitation materials for beneficial owners of membership units held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such materials and reports to such beneficial owners.

PROPOSALS TO BE VOTED UPON

PROPOSAL ONE
ELECTION OF GOVERNORS

Nine elected governors comprise the Board. The Board is currently divided into three classes. Three governors are to be elected by the members at the 2013 Annual Meeting and the terms of the remaining elected governors expire in either 2014 or 2015. Below is a chart showing when each elected governor's term expires.

2013	Scott Brittenham
Russell Derickson
Ronald Jorgenson
2014	David Moldan
William Garth
Timothy VanDerWal
2015	George Goblish
Warren Pankonin
Luke Spalj

The nominating committee has nominated Scott Brittenham, Russell Derickson and Ronald Jorgenson for election to the Board at the 2013 Annual Meeting. Mr. Derickson and Mr. Jorgenson have served on the Board since May 2006 and Mr. Brittenham has served on the Board since August 2009. These nominees have indicated their willingness to serve if elected.

The following table contains certain information with respect to the nominees for election to the Board at the 2013 Annual Meeting:

Name and Principal Occupation	Age	Year First Became a Governor	If Elected, Term will Expire
Scott Brittenham, businessman	54	August 2009	2016
Russell Derickson, farmer	48	May 2006	2016
Ronald Jorgenson, farmer	52	May 2006	2016

Biographical Information for Nominees

Scott Brittenham, Incumbent Governor and Nominee - Age 54

For the past five years, Scott Brittenham has been president and CEO of Clean Energy Capital LLC (formerly Ethanol Capital Management, LLC.) Mr. Brittenham's duties of president and CEO include actively managing the employees who prepare, audit or evaluate financial statements. His experience in the financial services industry has provided him with the experience and knowledge to evaluate financial statements. Mr. Brittenham has over 32 years of experience in the investment business with experience as a managing director of leading Wall Street investment banks including Salomon Brothers, Credit Suisse, Prudential Securities, and Bear Stearns & Co. Mr. Brittenham serves as the chairman of the board audit committee for Advanced BioEnergy, LLC, a public company. Mr. Brittenham also serves on the board of directors and the audit committee for East Kansas Agri-Energy, LLC. Additionally, Mr. Brittenham serves as a trustee for the University of Nebraska.

On September 16, 2005, Mr. Brittenham, as President of Fidelity Mortgage Corporation, entered into a consent order with the State of Washington Department of Financial Institutions Consumer Services Division prohibiting Mr. Brittenham from participating in the conduct of the affairs of any mortgage broker licensed by the State of Washington Department of Financial Institutions or any mortgage broker exempt from such licensing requirements for a period of ten years.

Prior to being appointed to our Board in August 2009, Mr. Brittenham served on the Company's advisory board. He currently serves on our audit committee. Mr. Brittenham was selected as a nominee based on his prior involvement with our Company and the ethanol industry, his business experience and because Mr. Brittenham is the manager and corporate representative of Highwater Investment Partner, LLC, our second largest member.

Russell Derickson, Incumbent Governor and Nominee - Age 48

For the past five years, Russell Derickson has owned and managed his own farming operation, which produces corn and soybeans. He has also been an Agricultural Advisor and Warehouse Examiner for the Minnesota Department of Agriculture of St. Paul, Minnesota. Mr. Derickson attended South Dakota State University where he received a M.Ed in Ag Education and B.S. in Agricultural Education and Mechanized Agriculture. Mr. Derickson serves on the board of governors for Minnesota Soybean Processor.

Mr. Derickson has served as a member of our Board since May 2006. He currently serves on our fixed asset and audit committees. Mr. Derickson was selected as a nominee based on his prior involvement with our Company and his agricultural and business experience.

Ronald Jorgenson, Incumbent Governor and Nominee - Age 52

For the past five years, Ronald Jorgenson has owned and operated his own farming operation. In addition, Mr. Jorgenson attended the University of Minnesota of St. Paul, Minnesota.

Mr. Jorgenson has served as a member of our Board since May 2006. He currently serves on the governance and audit committees. Mr. Jorgenson was selected as a nominee based on his prior involvement with our Company and his agricultural and business experience.

Required Vote and Board Recommendation

If you are entitled to vote and you do not submit a proxy card or attend the meeting or if you abstain from voting, your vote will not be counted either for or against any nominee because the governors will be elected by a plurality vote, meaning that those nominees receiving the greatest number of votes relative to the other nominees will be elected. Votes withheld or abstained for all governor nominees will be treated as present at the meeting for purposes of determining a quorum.

THE BOARD HAS DETERMINED THAT EACH NOMINEE IS QUALIFIED TO SERVE AS A GOVERNOR. FOR EACH PROPERLY EXECUTED PROXY WHERE THE MEMBER DOES NOT MARK ANY CHOICES FOR GOVERNOR, THE PROXIES WILL VOTE FOR THE INCUMBENT GOVERNORS SCOTT BRITTENHAM, RUSSELL DERICKSON AND RONALD JORGENSON.

Biographical Information for Non-nominee Governors

William Garth, Governor - Age 45

Mr. Garth has more than 17 years experience in the energy industry. He currently serves as the director of finance for Indeck Energy Services, Inc. where he oversees financial analysis, modeling, budgeting and marketing efforts. Mr. Garth has a successful track record in all aspects of energy project development including business development, project finance, acquisitions, contract restructuring and asset management. Prior to joining Indeck Energy Services, Inc., Mr. Garth was employed as a mechanical design engineer for the Superconducting Super Collider and as an industrial engineer for General Dynamics. He serves as a member of the board of directors for Big River Resources, LLC, Little Sioux Corn Processors, LLC and Cardinal Ethanol, LLC, a public company. Mr. Garth holds an MBA from the University of Dallas and a BSIE from Purdue University. Mr. Garth has served on our Board since November 2011 and is a corporate representative of Indeck Energy Services, Inc., our largest member. He currently serves on our risk management committee.

George Goblish, Governor - Age 43

For the past five years, George Goblish has been farming near Vesta, Minnesota where he currently raises corn and soybeans. He is also an Asgro/Dekalb/Monsanto seed dealer. Mr. Goblish attended Willmar Technical College where he received his Associate's Degree in Agricultural Production and Management. Mr. Goblish has served on our Board since May 2006. He currently serves on our fixed asset, governance, nominating and audit committees. He previously served as our treasurer.

David Moldan, Chairman and Governor - Age 52

For the past five years, Mr. Moldan has been the president and treasurer of Moldan & Sons, Inc., a farming operation of Lamberton, Minnesota. Mr. Moldan attended the University of Minnesota of Waseca, Minnesota where he received his Associate's Degree in Applied Science and Diversified Ag Production. Mr. Moldan has served on our Board since the Company's inception. Mr. Moldan serves as chairman of our Board and is expected to continue to serve as chairman at the pleasure of the Board. He also currently serves on our executive committee.

Warren Pankonin, Secretary, Governor - Age 74

For the past five years, Warren Pankonin has owned and managed Double Diamond Ranch, Inc., and Minnesota Supreme Feeders, Inc., where he buys and sells cattle. He also crop farms with his son, Mark. Mr. Pankonin has served on our Board since May 2006. Mr. Pankonin serves as secretary of our Board and is expected to continue to serve as secretary at the pleasure of the Board. He also currently serves on our risk management and executive committees.

Luke Spalj, Treasurer, Governor - Age 48

For the past five years, Luke Spalj has owned and operated Rice Lake Construction Group of Deerwood, Minnesota, which is a heavy industrial contractor specializing in water and wastewater treatment plants. Mr. Spalj has also been owner and director of Deerwood Bank Corp of Deerwood, Minnesota since 1997. Additionally, Mr. Spalj served as president of the Telecommunications and Cable TV Division of Quanta Services from January 2002 through 2004. Mr. Spalj has served on our Board since August 2009. He currently serves on our fixed asset and executive committees. Mr. Spalj also serves as our treasurer and is expected to continue to serve as treasurer at the pleasure of the Board.

Timothy VanDerWal, Vice Chairman and Governor - Age 46

For the past ten years, Mr. VanDerWal has been an ag loan officer at the Wanda State Bank, Wanda, Minnesota. He had worked as a beef enterprise consultant for the Land O Lakes Feed Division of Arden Hills, Minnesota prior to joining the bank. Mr. VanDerWal has served on our Board since the Company's inception. Mr. VanDerWal serves as our vice chairman and is expected to continue to serve as vice chairman at the pleasure of the Board. Mr. VanDerWal previously served as our principal financial officer from March 2008 until February 2009. He also currently serves on our risk management, fixed asset, nominating and executive committees.

Biographical Information Regarding Officers and Key Employees

Brian Kletscher, Chief Executive Officer - Age 51

Brian Kletscher was hired to serve as our Chief Executive Officer on November 6, 2008. Previously, Mr. Kletscher had served as chairman of the Board. Brian Kletscher served as county commissioner of Redwood County, Minnesota until January 2009. Mr. Kletscher's duties included but were not limited to, budgets, financial operations, approving capital purchases, personnel committee and building projects. Mr. Kletscher owned and operated Kletscher Farms until December 2008. Mr. Kletscher is expected to serve indefinitely at the pleasure of the Board or until his earlier death, disability or resignation.

Lucas Schneider, Chief Financial Officer - Age 31

Lucas Schneider was hired to serve as our Chief Financial Officer on December 3, 2012. Prior to his employment with Highwater, Mr. Schneider served as the Chief Financial Officer since December 2010 for Heron Lake BioEnergy, LLC, an ethanol plant located in Heron Lake, Minnesota. Previously, he served as the senior accountant of Heron Lake BioEnergy, LLC since November 2008 and as the staff accountant from March 2008 to November 2008. Mr. Schneider was a staff accountant at Gerber and Haugen, an accounting firm located in Slayton, Minnesota, from April 2007 to March 2008. Mr. Schneider holds a Bachelor of Science degree from Southwest Minnesota State University in Marshall, Minnesota. Mr. Schneider is expected to serve indefinitely at the pleasure of the Board or until his earlier death, disability or resignation.

PROPOSAL TWO
ADVISORY VOTE ON EXECUTIVE COMPENSATION CALLED SAY-ON-PAY

The Company believes that our compensation policies and procedures are reasonable based on the size and complexity of the Company and are strongly aligned with the long-term interests of our members. Recently, Congress passed a law that requires publicly reporting companies to present to their members an advisory vote on the Company's executive compensation program. We urge you to read the "EXECUTIVE COMPENSATION" section of this proxy statement, including the Company's Compensation Discussion and Analysis section, for details on the Company's executive compensation, including the Company's compensation philosophy and objectives and the 2012 compensation of our executive officers. This advisory member vote, commonly known as "Say-on-Pay," gives you as a member the opportunity to endorse or not endorse our executive officer compensation program and policies through the following resolution:

"RESOLVED, that the members endorse the compensation of the Company's executive officers, as disclosed in the "Compensation Discussion and Analysis", the compensation tables, and the related disclosure contained under the caption "EXECUTIVE COMPENSATION" of this proxy statement."

Because your vote is advisory, it will not be binding on the Board. However, the Board will take into account the outcome of the vote when considering future executive compensation arrangements. We believe the Say-on-Pay proposal demonstrates our commitment to achieving a high level of total return for our members.

This proposal will be approved if the votes cast for the proposal exceed the votes cast against the proposal, regardless of whether either alternative receives approval from the members holding a majority of the membership units represented at the 2013 Annual Meeting and any adjournments thereof.

THE BOARD RECOMMENDS THAT YOU VOTE FOR ENDORSEMENT OF THE COMPENSATION OF OUR EXECUTIVE OFFICERS. FOR EACH PROPERLY EXECUTED PROXY WHERE THE MEMBER DOES NOT MARK ANY CHOICE, THE PROXIES WILL VOTE FOR THE APPROVAL OF PROPOSAL TWO.

PROPOSAL THREE
FREQUENCY OF SAY-ON-PAY VOTE

The Company is presenting the following proposal, which gives you as a member the opportunity to inform the Company as to how often you would like the Company to include a proposal, similar to Proposal Two, in the Company's proxy statement. This resolution is required pursuant to Section 14A of the Securities Exchange Act. While the Board intends to carefully consider the member vote resulting from this proposal, the final vote will not be binding on the Company and is advisory in nature.

"RESOLVED, that the members wish the Company to include an advisory vote on the compensation of the Company's executive officers pursuant to Section 14A of the Securities Exchange Act every: (i) year; (ii) two years; or (iii) three years."

The alternative that receives the greatest number of votes compared to the other alternatives, regardless of whether any alternative receives approval from members holding a majority of the membership units represented at the 2013 Annual Meeting and any adjournments thereof, will be the vote of the members.

THE BOARD RECOMMENDS THAT YOU VOTE TO HOLD AN ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY) EVERY 3 YEARS. FOR EACH PROPERLY EXECUTED PROXY WHERE THE MEMBER DOES NOT MARK ANY CHOICE, THE PROXIES WILL VOTE EVERY 3 YEARS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC"). Except as indicated by footnote, a person named in the tables below has sole voting and sole investment power for all units beneficially owned by that person.

As of January 17, 2013, the following beneficial owners owned or held 5% or more of our outstanding units:

Title of Class	Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent of Class
Membership Units	Indeck Renewable Energy, LLC(2)	400 Units	8.1%
Membership Units	Highwater Investment Partner, LLC(3)	250 Units	5.04%

(1)	The address of each Beneficial Owner is deemed to be the address of the Company.

(2)
William Garth, our governor, is employed by Indeck Renewable Energy, LLC as the director of finance. Mr. Garth was appointed by the Board in December 2011 to fill the vacancy left by the resignation of Rex Roehl.

(3)	Clean Energy Capital, LLC is the manager of Highwater Investment Partner, LLC. Scott Brittenham, our governor, is the president and CEO of Clean Energy Capital, LLC.

Security Ownership of Management

As of January 17, 2013, members of our Board and executive officers own membership units as follows:

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class
Membership Units	Scott Brittenham, Governor(2)	250 Units	5.04%
Membership Units	Russell Derickson, Governor	11 Units	*
Membership Units	William Garth, Governor (3)	400 Units	8.1%
Membership Units	George Goblish,(4) Governor	50 Units	1.01%
Membership Units	Ronald Jorgenson, Governor	12 Units	*
Membership Units	Brian Kletscher, CEO	8 Units	*
Membership Units	David Moldan, Chairman and Governor	9 Units	*
Membership Units	Warren Pankonin,(5) Secretary and Governor	165 Units	3.33%
Membership Units	Lucas Schneider, CFO	0 Units	*
Membership Units	Luke Spalj, Treasurer and Governor	136.5 Units	2.75%
Membership Units	Timothy VanDerWal, Vice Chairman and Governor (6)	3 Units	*
TOTAL:		1,044.5 Units	21.09%

(*)     Indicates that the membership units owned represent less than 1% of the outstanding units.

(1)	The address of each beneficial owner is deemed to be the address of the Company.

(2)
This includes 250 units owned by Highwater Investment Partner, LLC. Clean Energy Capital, LLC is the manager of Highwater Investment Partner, LLC. Mr. Brittenham is the president and CEO of Clean Energy Capital, LLC.

(3)	This includes 400 units owned by Indeck Energy, LLC where Mr. Garth is employed as the director of finance.

(4)	George Goblish shares investment and voting power with respect to 26 units with his wife.

(5)	Warren Pankonin shares investment and voting power with respect to 150 units with his wife.

(6)	Timothy VanDerWal shares investment and voting power with respect to 3 units with his wife.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and governors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with SEC. Officers, governors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations from our officers and governors, all Section 16(a) filing requirements were complied with during the fiscal year ended October 31, 2012.

BOARD OF GOVERNORS' MEETINGS AND INDEPENDENCE

The Board generally meets once per month. The Board held twelve regularly scheduled meetings during the fiscal year ended October 31, 2012. During the fiscal year ended October 31, 2012, each governor attended at least 75% of the aggregate of the total meetings of the Board and the total meetings held by all committees of the Board on which said governor served.

The Board does not have a formalized process for holders of membership units to send communications to the Board. The Board feels this is reasonable given the accessibility of our governors. Members desiring to communicate with the Board are free to do so by contacting a governor via our website, fax, phone or in writing. The names of our governors and their addresses are listed on the Company's website at www.highwaterethanol.com/board.htm or are available by calling the Company's office at (507) 752-6160.

The Board does not have a policy with regard to governors' attendance at annual meetings. Last year, all governors serving at the time of the annual meeting attended the Company's annual meeting with the exception of William Garth. Due to this high attendance record, it is the view of the Board that such a policy is unnecessary.

Governor Independence

All of our governors are independent, as defined by NASDAQ Rule 5605(a)(2), with the exception of Luke Spalj. Mr. Spalj is not considered independent due to his ownership of Rice Lake Construction which constructed our water treatment facility. In evaluating the independence of our governors, we considered the following factors: (i) the business relationships of our governors; (ii) positions our governors hold with other companies; (iii) family relationships between our governors and other individuals involved with the Company; (iv) transactions between our governors and the Company; and (v) compensation arrangements between our governors and the Company.

Board Leadership Structure and Role In Risk Oversight

The Company is managed by a Chief Executive Officer that is separate from the chairman of the Board. The Board has determined that its leadership structure is effective to create checks and balances between the executive officers of the Company and the Board. The Board is actively involved in overseeing all material risks that face the Company, including risks related to changes in commodity prices. The Board administers its oversight functions by reviewing the operations of the Company, by overseeing the executive officers' management of the Company, and through its risk management committee.

Code of Ethics

The Board has adopted a Code of Ethics that sets forth standards regarding matters such as honest and ethical conduct, compliance with the law, and full, fair, accurate, and timely disclosure in reports and documents that we file with the SEC and in other public communications. The Code of Ethics applies to all of our employees, officers, and governors, including our Chief Executive Officer and Chief Financial Officer. The Code of Ethics was filed as an exhibit to our annual report of Form 10-K and is available free of charge on written request to Highwater Ethanol, LLC, 24500 US Highway 14, Lamberton, Minnesota 56152.

AUDIT COMMITTEE

The Company has a standing audit committee. The purpose of the audit committee is to monitor the integrity of the Company's financial reporting process and systems of internal controls. The audit committee appoints and monitors the independence and qualifications of the Company's independent auditors, monitors the performance of the Company's internal audit function, provides an avenue of communication among the independent auditors, management, and the Company's Board, and prepares an audit committee report to be included in the Company's annual proxy statement.

The audit committee of the Board operates under a charter adopted by the Board in 2008. A copy of the audit committee charter is available on the Company's website at www.highwaterethanol.com. Under the charter, the audit committee must have at least three members. Our audit committee members are currently Ronald Jorgenson, Scott Brittenham, Russell Derickson and George Goblish. Ronald Jorgenson chairs our audit committee. Audit issues were specifically addressed by the audit committee during the four audit committee meetings that were held during the fiscal year ended October 31, 2012.

The audit committee is exempt from the independence listing standards because the Company's securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities. Nevertheless, all of our audit committee members are independent within the definition of independence provided by NASDAQ rules IM-5605(a)(2) and IM-5605(c)(2). A governor would not be independent if they, or a family member, had been employed by the Company at any time during the last three years (unless such employment by a governor as an Executive Officer was on an interim basis, provided the interim employment did not last longer than one year), accepted any compensation from the Company in excess of $120,000 during the last three years, or was a partner in, or a controlling shareholder or an executive officer of any organization which had extensive business dealings with the Company. Additionally, governors serving on the audit committee must not have participated in the preparation of the financial statements of the Company at any time during the last three years.

The Board has determined that Mr. Brittenham will serve as the audit committee's financial expert as defined in Item 407 of Regulation S-K. Mr. Brittenham's qualifications to serve as the audit committee's financial expert are detailed in the section above entitled "Biographical Information for Nominees."
Audit Committee Report

The following report of the audit committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document.

The audit committee reviews the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent accountants are responsible for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles. The committee reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended October 31, 2012. The committee has discussed with Boulay, Heutmaker, Zibell & Co., its independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 Communication with audit committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants and as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The committee has received from the independent auditors written disclosures regarding the auditors' independence required by Public Company Accounting Oversight Board and the Independence Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with the independent auditors, the independent auditors' independence. The committee has considered whether the provision of services by Boulay, Heutmaker, Zibell & Co., not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company's Forms 10-Q are compatible with maintaining Boulay, Heutmaker, Zibell & Co.'s, independence.

Based on the reviews and discussions referred to above, the audit committee determined that the audited financial statements referred to above be included in the Company's annual report on Form 10-K accompanying this proxy statement for the fiscal year ended October 31, 2012.

Audit Committee
Ronald Jorgenson, Chair
Scott Brittenham
Russell Derickson
George Goblish

Independent Registered Public Accounting Firm

The audit committee anticipates selecting Boulay, Heutmaker, Zibell & Co. P.L.L.P. as the independent registered public accountants for the fiscal year November 1, 2012 to October 31, 2013. A representative of Boulay, Heutmaker, Zibell & Co. P.L.L.P. is expected to be present at the 2013 Annual Meeting to respond to appropriate questions from the members and will have an opportunity to make a statement if they desire.

Audit Fees

The fees charged by Boulay, Heutmaker, Zibell & Co. P.L.L.P. during the last two fiscal years are as follows:

Category	Fiscal Year	Fees
Audit Fees(1)	2012	$116,225
	2011	$102,570
Audit-Related Fees	2012	$—
	2011	$—
Tax Fees	2012	$10,276
	2011	$11,273
All Other Fees(2)	2012	$8,046
	2011	$6,144

(1)          The audit fees were incurred for the audit of the Company's annual financial statements included within Form 10-K and review of the financial statements included in the Company's quarterly reports on Form 10-Q.  Also included are fees related to services in connection with consultations debt compliance and SEC comment letter for the fiscal years ended October 31, 2012 and 2011.
(2)          These fees consist of general financial consulting services provided by Boulay, Heutmaker, Zibell & Co P.L.L.P.

Prior to engagement of the principal independent registered public accountants to perform audit services for the Company, the principal accountant was pre-approved by our audit committee pursuant to the Company's policy requiring such approval.

One hundred percent (100%) of all audit services, audit-related services and tax-related services were pre-approved by our audit committee.

NOMINATING COMMITTEE
The nominating committee of the Board operates under a charter adopted by the Board in 2009, which was included as an exhibit to our 2010 proxy statement. Under the charter, the nominating committee must have at least three members. The members of the nominating committee are currently George Goblish, Timothy VanDerWal and Michael Bents (who is not a member of our Board). The nominating committee held one meeting during the fiscal year ended October 31, 2012.
Based upon the size of the Company and the Board's familiarity with the Company since inception, the Board has also determined that each of the governors is qualified to suggest nominees for consideration to the nominating committee. The major responsibilities of a nominating committee are to:

•	Develop a nomination process for candidates to the Board;

•	Establish criteria and qualifications for membership to the Board;

•	Identify and evaluate potential governor nominees;

•	Recommend nominees to the Board to fill vacancies on the Board;

•	Recommend nominees to the Board for election or re-election.

The following list represents the types of criteria the nominating committee takes into account when identifying and evaluating potential nominees:

•	Agricultural, business and financial background;

•	Accounting experience;

•	Community or civic involvement;

•	Independence from the Company (i.e. free from any family, material business or professional relationship with the Company);

•	Lack of potential conflicts of interest with the Company;

•	Examples or references that demonstrate a candidate's integrity, good judgment, commitment and willingness to consider matters with objectivity and impartiality; and

•
Specific needs of the existing board relative to any particular candidate so that the overall board composition reflects a mix of talents, experience, expertise and perspectives appropriate to the Company's circumstances.

The nominating committee is exempt from the independence listing standards because the Company's securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities. However, each member of the nominating committee is independent under the NASDAQ definition of independence.

The nominating committee does not have a policy with regard to the consideration of diversity when identifying nominees. A member may nominate a candidate for governor by following the procedures explained in Section 5.3(b) of the Member Control Agreement. Section 5.3(b) of the Member Control Agreement requires that written notice of a member's intent to nominate an individual for governor must be given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not less than 45 calendar days nor more than 90 calendar days prior to the annual meeting of the Company at which such elections are to be held. The notice to the Secretary shall set forth: (a) the name and address of record of the member who intends to make the nomination; (b) a representation that the member is a holder of record of units of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) the name, age, business and residence addresses, and principal occupation or employment of each nominee; (d) a description of all arrangements or understandings between the member and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the member; (e) such other information regarding each nominee proposed by such member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission and (f) the consent of each nominee to serve as a governor of the Company if so elected. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a governor of the Company. The presiding officer of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

The Company solicited nominations for individuals to stand for election at the 2013 Annual Meeting and posted a notice regarding member nominations for governors in the Company's December 2012 newsletter which was distributed to the members and posted on the Company's website. The Company received no nominations from the members for nominees to stand for election to the Company's Board at the 2013 Annual Meeting. The nominating committee selected three nominees to stand for election at the 2013 Annual Meeting.

COMPENSATION COMMITTEE
The members of our executive committee are currently David Moldan, Warren Pankonin, Luke Spalj and Timothy VanDerWal. Our executive committee comprises our compensation committee. The executive committee does not operate under a charter. The executive committee held twelve meetings during the fiscal year ended October 31, 2012.

The executive committee is exempt from independence listing standards because our securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities. All members of the executive committee are independent, as defined by NASDAQ Rule IM-5602(a)(2) with the exception of Luke Spalj. Mr. Spalj is not considered independent due to his ownership of Rice Lake Construction which constructed our water treatment facility.

For additional information on the responsibilities and activities of the executive committee, including the process for determining executive compensation; see the section of this proxy statement entitled "Compensation Discussion and Analysis."

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

No family relationships currently exist between any of the governors, officers, or key employees of the Company. We have not engaged in transactions with a related party. The Company's Board reviews all transactions with related parties, as that term is defined by Item 404 of SEC Regulation S-K, or any transaction in which related persons have an indirect interest. The Company's Member Control Agreement includes a written policy that requires that any such related transaction be made on terms and conditions which are no less favorable to the Company than if the transaction had been made with an independent third party. Further, our Member Control Agreement requires our governors to disclose any potential financial interest in any transaction being considered by the Board.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The executive committee of the Board has responsibility for establishing, implementing and regularly monitoring adherence to the Company's compensation philosophy and objectives. The executive committee ensures that the total compensation paid to the executive officers is fair, reasonable and competitive. Generally, the types of compensation and benefits provided to the Chief Executive Officer are similar in form to the compensation and benefits provided to our other executive officers.

The executive committee:

(1)	establishes and administers a compensation policy for senior management;

(2)	reviews and approves the compensation policy for all or our employees other than senior management;

(3)	reviews and monitors our financial performance as it affects our compensation policies or the administration of those policies; and

(4)	reviews and monitors our succession plans.

All of the committee's actions are reported to the Board and, where appropriate, submitted to the Board for ratification. In determining the Chief Executive Officer's compensation, the committee considers evaluations prepared by the governors. From time to time, the executive committee may delegate to the Chief Executive Officer the authority to implement certain decisions of the committee, to set compensation for lower executive officers, including the Company's Chief Financial Officer, or to fulfill administrative duties.

Compensation Philosophy and Objectives

The general philosophy of the Company is to provide competitive levels of compensation that are influenced by our performance, that reward individual achievements, and that enable us to retain qualified executives. Compensation consists primarily of annual compensation, which includes base salary intended to provide a stable annual salary at a level consistent with individual contributions.

Compensation Committee Procedures

The executive committee of the Board is responsible for determining the nature and amount of compensation for the Company's executive officers. Our executive committee consists of four non-employee members of our Board.

The executive committee receives input from the Chief Executive Officer on the personal performance achievements of the executives and management employees who report to him. This individual performance assessment determines a portion of the annual compensation for each executive. In addition, the Chief Executive Officer provides input on salary increases, incentive compensation opportunities, and long-term incentive grants for the executives and management employees who report to him, which the committee considers when making executive compensation decisions.

The executive committee does its own performance review of the Chief Executive Officer, and discusses the performance review with the Board. The executive committee annually evaluates the performance of our Chief Executive Officer in light of the goals and objectives of the Company's executive compensation plans, and determines and approves, or recommends to the Board for its approval, the Chief Executive Officer's compensation level based on this evaluation. The Chief Executive Officer is not present at either executive committee or board level deliberations concerning his compensation.

From time to time, the executive committee may delegate to the Chief Executive Officer the authority to implement certain decisions of the committee, to set compensation for lower executive officers, including the Company's Chief Financial Officer or to fulfill administrative duties.

Compensation Components

Base Salary

Base salaries for our executive officers are established based on the scope of their roles, responsibilities, experience levels and performance, and taking into account competitive market compensation paid by comparable companies for similar positions. Base salaries are reviewed approximately annually, and may be adjusted from time to time to realign salaries with market levels after taking into account individual performance and experience.

Bonus

In addition to the base salaries, the Board approved a bonus payable to our Chief Executive Officer and certain key employees. The bonus structure takes into account profitability, safety, production and cooperation. For our 2012 fiscal year, a bonus in the amount of $1,388 was paid to each of our Chief Executive Officer, Brian Kletscher, and our former Chief Financial Officer, Mark Peterson. No bonuses were awarded for our 2011 fiscal year. For our 2010 fiscal year, a bonus in the amount of $4,000 was paid to our Chief Executive Officer, Brian Kletscher.

Benefits and Perquisites

We do not provide any material executive perquisites. We have no supplemental retirement plans or pension plans and we have no intentions of implementing any such plans in our 2013 fiscal year.

No Pension Benefit Plan, Change of Control or Severance Agreements

We offer no pension benefit plans to our executive officers. Our Chief Executive Officer and our Chief Financial Officer do not have change of control or severance agreements, which means the Board retains discretion over severance arrangements if it decides to terminate their employment.

Accounting and Tax Treatment of Awards

None of our executive officers, governors, or employees receives compensation in excess of $1,000,000 and therefore the entire amount of their compensation is deductible by the Company as a business expense. Certain large executive compensation awards are not tax deductible by companies making such awards. None of our compensation arrangements are likely to reach this cap in the foreseeable future.

Executive Compensation Committee Report

The executive committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based upon this review and discussion, the compensation committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Executive Committee
David Moldan, Chair
Warren Pankonin
Luke Spalj
Timothy VanDerWal

Compensation Committee Interlocks and Insider Participation

None of the members of the executive committee is or has been an employee of the Company. There are no interlocking relationships between the Company and other entities that might affect the determination of the compensation of our executive officers.

Summary Compensation Table

The following table sets forth all compensation paid or payable by the Company during the last two fiscal years to our Chief Executive Officer, Chief Financial Officer and former Chief Financial Officer. We did not have any compensatory security option plan or other plan for long term compensation for our executive officers or governors in place as of October 31, 2012. Further, as of October 31, 2012, none of our governors or executive officers had any options, warrants, or other similar rights to purchase securities of the Company. The Company does not have written employment agreements with our Chief Executive Officer and Chief Financial Officer.

Compensation of Named Executive Officers

Name and Principal Position	Fiscal Year	Salary	Bonus	All Other Compensation		Total
Brian Kletscher, Chief Executive Officer(1)	2012	$108,191	$1,388	$4,215	(2)	$113,794
	2011	$105,711	$—	$6,948	(2)	$112,659
	2010	$103,470	$4,000	$9,299	(2)	$116,769
Lucas Schneider, Chief Financial Officer (3)	2012	$—	$—	$—		$—
	2011	$—	$—	$—		$—
	2010	$—	$—	$—		$—
Mark Peterson, Former Chief Financial Officer(4)	2012	$75,386	$1,388	$10,366	(5)	$87,140
	2011	$104,664	$—	$6,921	(2)	$111,585
	2010	$102,446	$—	$8,977	(2)	$111,423

(1)	Brian Kletscher was hired as the Company's Chief Executive Officer in November 2008.

(2)	These amounts include an allowance for non-participation in the Company insurance plan as well as a partial payout of accumulated vacation.

(3)	Lucas Schneider was hired as the Company's Chief Financial Officer in December 2012, subsequent to our fiscal year end.

(4)	Mark Peterson was hired as the Company's Chief Financial Officer in February 2009 and resigned in August 2012.

(5)	These amounts include an allowance for non-participation in the Company insurance plan, a partial payout of accumulated vacation and a severance upon Mr. Peterson's resignation.

GOVERNOR COMPENSATION

We do not have a separate compensation committee for our Board. The Board has direct responsibility with respect to the compensation of the Company's governors. The Board approved the following compensation structure: for regular board meetings the governors in attendance will be compensated $350 per meeting; for committee meetings, governors will be compensated $200 per meeting. The governors must be in attendance to receive compensation. Mileage and other reasonable travel expenses will be paid when attending board meetings, committee meetings or representing the Company at the Company's request. David Moldan is currently serving as our chairman and receives compensation in the amount of $1,250 per month for his services as chairman of our Board. The vice chairman (Timothy VanDerWal), treasurer (Luke Spalj) and secretary (Warren Pankonin) each receive compensation in the amount of $500 per month in addition to the compensation for attending regular board meetings and committee meetings. The additional compensation is paid if each is present for the monthly executive committee meeting.

The table below shows the compensation paid to each of our governors for the fiscal year ended October 31, 2012.

GOVERNOR COMPENSATION
		Annual Compensation
Name	Fiscal Year	Fees Earned or Paid in Cash (1)	All Other Compensation(2)	Total Compensation
Scott Brittenham	2012	$4,300.00	$1,439.26	$5,739.26
Russell Derickson	2012	$5,950.00	$815.72	$6,765.72
William Garth (3)	2012	$4,500.00	$—	$4,500.00
George Goblish	2012	$8,650.00	$1,615.56	$10,265.56
Ronald Jorgenson	2012	$5,600.00	$296.37	$5,896.37
David Moldan	2012	$20,150.00	$2,355.90	$22,505.90
Warren Pankonin	2012	$12,750.00	$627.07	$13,377.07
Rex Roehl (4)	2012	$—	$—	$—
Luke Spalj	2012	$6,750.00	$2,697.30	$9,447.30
Tim VanDerWal	2012	$12,800.00	$1,257.37	$14,057.37

(1)	Includes reimbursement for regular Board meetings as well as committee meetings.

(2)	Includes reimbursement for mileage and other reasonable travel expenses incurred in connection with services rendered to the Company.

(3)	The governor compensation is paid to Mr. Garth's employer, Indeck Energy, Inc.

(4)	Rex Roehl resigned from the Board in November 2011 and was replaced by William Garth.

ANNUAL REPORT AND FINANCIAL STATEMENTS

The Company's annual report to the Securities and Exchange Commission on Form 10-K, including the financial statements and the notes thereto, for the fiscal year ended October 31, 2012, accompanies the mailing of this proxy statement.

The Company will provide each member solicited a copy of the Form 10-K without charge. The written request for the Form 10-K should be directed to David Moldan, Chairman of Highwater Ethanol, LLC at 24500 U.S. Highway 14, Lamberton, Minnesota 56152. The Form 10-K is also available from the SEC at 6432 General Green Way, Mail Stop 0-5, Alexandria, VA 22312-2413, by email at foiapa@sec.gov or fax at (703) 914-2413 or available from the SEC's internet site (www.sec.gov).

The Securities and Exchange Commission has approved a rule governing the delivery of annual disclosure documents. The rule allows the Company to send a single set of our annual report and proxy statement to any household at which two or more members reside, unless the Company has received contrary instructions from one or more member(s). This practice, known as "householding", is designed to eliminate duplicate mailings, conserve natural resources and reduce printing and mailing costs. Each member will continue to receive a separate proxy card. If you wish to receive a separate annual report or proxy statement than that sent to your household either this year or in the future, you may contact the Company by telephone at (507) 752-6160 or by written request at Highwater Ethanol, LLC at 24500 US Highway 14, Lamberton, MN 56152. If members of your household receive multiple copies of our annual report and proxy statement, you may request householding by contacting the Company by telephone at (507) 752-6160 or by written request at Highwater Ethanol, LLC at 24500 US Highway 14, Lamberton, MN 56152.

HIGHWATER ETHANOL, LLC	1) Read the Proxy Statement.
2013 Annual Meeting - Friday, March 1, 2013	2) Check the appropriate boxes on the proxy card below.
For Unit Holders as of January 17, 2013	3) Sign and date the proxy card.
Proxy Solicited on Behalf of the Board of Governors	4) Return the proxy card by mail to P.O. Box 96, 24500 US Highway 14, Lamberton, MN 56152 or via fax to (507) 752-6162.

To be certain that your membership units will be represented at the 2013 Annual Meeting and any adjournments thereof, please return your proxy card by 5:00 p.m. on Wednesday, February 27, 2013. However, proxy cards may still be accepted by the Company at any time prior to the polls officially closing.

PROPOSAL ONE: ELECTION OF THREE GOVERNORS
**You may vote for three (3) nominees**

	For	Abstain/Withhold
Scott Brittenham	☐	☐	PLEASE INDICATE YOUR SELECTION BY FIRMLY PLACING AN "X" IN THE APPROPRIATE BOX WITH BLUE OR BLACK INK
Russell Derickson	☐	☐
Ronald Jorgenson	☐	☐

PROPOSAL TWO: EXECUTIVE COMPENSATION CALLED SAY-ON-PAY (NON-BINDING ADVISORY VOTE).

For     ☐        Against     ☐        Abstain     ☐

PROPOSAL THREE: FREQUENCY OF SAY-ON-PAY VOTE (NON-BINDING ADVISORY VOTE).

Every Year ☐    Every Two Years ☐    Every Three Years ☐     Abstain ☐

By signing this proxy card, you appoint David Moldan and Timothy VanDerWal, jointly and severally, each with full power of substitution, as proxies to represent you at the 2013 Annual Meeting of the Members to be held on Friday, March 1, 2013, at the American Legion, 106 1st Avenue West, Lamberton, MN 56152, and at any adjournments thereof, on any matters coming before the meeting. Registration for the meeting will begin at 8:30 a.m. The 2013 Annual Meeting will commence at approximately 9:30 a.m. Please specify your choice by marking the appropriate box above. The proxies cannot vote your units unless you sign and return this card. To be certain that your membership units will be represented at the 2013 Annual Meeting, please return your proxy card by 5:00 p.m. on Wednesday, February 27, 2013. However, proxy cards may still be accepted by the Company at any time prior to the polls officially closing.

This proxy, when properly executed, will be voted in the manner directed herein and authorizes the proxies to take action in their discretion upon other matters that may properly come before the 2013 Annual Meeting. If you do not mark any boxes, your units will be voted FOR for the incumbents Scott Brittenham, Russell Derickson, and Ronald Jorgenson; FOR Proposal Two - Say-on-Pay and EVERY THREE YEARS with respect to Proposal Three - Frequency of the Say-on-Pay vote. If you chose less than three nominees, then the proxies will vote your units only for the nominee(s) you chose. If you mark contradicting choices on the proxy card, such as both FOR and ABSTAIN/WITHHOLD for a candidate or FOR and AGAINST a proposal, your votes will not be counted with respect to the candidate or proposal for which you marked contradicting choices. However, each fully executed proxy card will be counted to determine whether a quorum is present at the 2013 Annual Meeting and any adjournments thereof.

Signature:	Joint Owner Signature:
Print Name:	Print Joint Owner Name:
Date:	Date:
Number of Units Held:

Please sign exactly as your name appears above. Joint owners must both sign. When signing as attorney, executor, administrator, trustee or guardian, please note that fact.